SUNGDONG



Acquisition of

Sungdong Industries Co., Ltd.

by

North Shore Acquisition Corp.

October 2009











Safe Harbor

This presentation has been filed with the Securities and Exchange Commission ("SEC") as part of a Current Report on Form 8-K filed by North Shore Acquisition Corp. ("North Shore") on October 19, 2009. North Shore is holding presentations for its stockholders, as well as certain other persons, regarding the proposed business combination. A copy of the complete presentation is available at the SEC's website at http://www.sec.gov.

Except for the historical information contained herein, this presentation contains among other things, certain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions by or about North Shore, Sungdong Industries Co., Ltd. ("Sungdong Industries") and their combined business after completion of the proposed business combination. These statements are based upon the current beliefs and expectations of the management of North Shore and Sungdong Industries and are subject to significant risks and uncertainties, including those detailed in North Shore's filings with the SEC. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of North Shore or Sungdong Industries). The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain required approvals from North Shore's stockholders or regulatory approvals for the acquisition; risks that closing of the acquisition is substantially delayed or does not occur at all; economic, business and political conditions in the Republic of Korea; worldwide demand and pricing in the shipbuilding industry; global economic conditions; costs and results of future capital expenditures and financing efforts; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sungdong Industries is engaged; availability and pricing of raw materials, such as steel; and competition from other companies in the same or similar industry; as well as other relevant risks detailed in North Shore's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the period ended December 31, 2008. The information set forth herein should be read in light of such risks.

Neither North Shore nor Sungdong Industries assumes any obligation to publicly update or revise any forward-looking statements or information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.

The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included, or may be presented differently, in the Company's proxy statement to solicit shareholder approval for its proposed business combination. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

North Shore, Sungdong Industries, their respective directors and executive officers, and Broadband Capital Management, LLC, North Shore's financial advisor ("Broadband"), may be deemed to be participants in the solicitation of proxies for the North Shore special meeting of stockholders at which stockholders will be asked to approve this transaction. Certain directors and executive officers of North Shore beneficially own or have interests in certain securities of North Shore, which are not entitled to liquidation distributions North Shore may make with respect to its shares of common stock and other securities will expire worthless if the business combination is not approved. Broadband will not be entitled to certain advisory fees relating to North Shore's initial public offering if the business combination is not consummated.

Stockholders of North Shore and Sungdong Industries and other interested persons are advised to read North Shore's preliminary proxy statement and definitive proxy statement, when available, in connection with North Shore's solicitation of proxies for the special meeting at which North Shore's stockholders will be asked to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to North Shore's stockholders as of a record date to be established for voting on the business combination proposal and other proposals. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

Yeon-Su Kim — Secretary
North Shore Acquisition Corp.
545-7 Dogok-Dong, SoftForum B/D, 7th Floor
Gangnam-Gu, Seoul Korea 135-270
Tel: (82) (2) 526-8531

The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC's website at http://www.sec.gov

Table of Contents



1 Overview

Transaction Summary

- On September 10, 2009, North Shore Acquisition Corp. ("North Shore" or "NSAQ") announced the $98mm acquisition of Sungdong Industries Co. Ltd. ("SDI")
- North Shore will issue stock valued at $56.3mm and $41.7mm in cash[1]
- Implied pre-money valuation of $146mm
- North Shore shall acquire approximately 52% of the voting control of SDI post closing[2]
- Proceeds from transaction will support future growth strategy
  - CapEx for second phase Masan Yard expansion ($20 - 25 mm through 2010)
  - Strengthens capital structure
  - Maintain financial flexibility for strategic plans
- Annual dividend of $0.63 - $0.66 per currently outstanding North Shore common share[3]

[1] Assumes no conversion (in case of maximum allowed conversion of 10%: transaction value of $93.1M, assuming $56.3M in stock and $36.7M in cash)
[2] 7,722 SDI shares in exchange of 7,341,102 newly issued NSAQ common stock and 5,721 shares of newly issued SDI convertible voting preferred stock in exchange for $41.7 million cash (in case of maximum allowed conversion: 5,039 shares of preferred stock of SDI, in exchange for $36.7M)
[3] Refer to Appendix slide 41

Sungdong Group Corporate Snapshot

North Shore

Will acquire 52.3%



Sungdong Industries ("SDI")

SDI Consolidated Financials
- **6/09 LTM Sales: $184 mm**
- **6/09 LTM EBITDA: $31 mm**

SDI stand-alone (including Yantai)
- **6/09 LTM Sales: $107 mm**
- **6/09 LTM EBITDA: $22 mm**
- De facto holding company of Sungdong Group
- Welding Machines
- Shipbuilding Equipment
- Specialty Vessels

100%



Sungdong Engineering & Machinery ("SEM")
- **6/09 LTM Sales: $77 mm**
- **6/09 LTM EBITDA: $9 mm**
- *Industrial machinery*
- *Cranes*
- *Decelerators*

100%



SDI Yantai
- **2008 Sales : $2.3 mm**
- **2008 EBITDA: $0.3 mm**
- *Wholly owned Chinese subsidiary*
- *Production base for welding machines sales to China*

18.9% of non-treasury shares



Sungdong Shipbuilding & Marine Engineering ("SSME")
- **6/09 LTM Sales : $1,240 mm** [1]
- **6/09 LTM EBITDA: $373 mm**
- *Top 10 global shipbuilder*
- *Flagship company of group*
- *Pivotal role providing affiliates with operational and technological support*

30.78%



Sungdong Steel
- **2008 Sales : $127 mm** [1]
- **2008 EBITDA: $8 mm**
- *Engaged in steel wholesale and scrap steel treatment for SSME and other affiliates*

Consolidated | **Equity Method**

SUNGDONG

[1] Korea GAAP audited financials; Management believes they are not materially different from USGAAP financials.



2 Investment Highlights

SDI Fundamentals: A Compelling High-Growth Opportunity



Consistent revenue growth in core products (welding machines & shipbuilding equipment)

- 2-year revenue and EBITDA CAGR of 151% and 99%, respectively[1]
- Growth continued during conversion process reporting 6/09 LTM net sales of $185mm and 6/09 LTM EBITDA of $31mm



Plan to become a top global player in high margin Specialty Vessels and Offshore Support Vessels in 5 years

- Management has proven track record necessary to transform SDI into a global leader in specialty vessels
- Current management orchestrated SSME's emergence into a top 10 global shipbuilder in 5 years



High growth opportunity through ownership in symbiotic affiliates

- Owns 18.9% of SSME – Top 10 global shipbuilder with over $2 billion of revenue (2009E) [2] and a $6.4b current orderbook, representing approximately 3 years revenue; preparing for 2010 IPO
- SEM – Supports SDI's long-term growth through offshore equipment sales and offshore technology development

SUNGDONG

[1] 2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.
[2] Korea GAAP financials estimated by Management.

Favorable Investment Characteristics







Annual Dividend of $0.63 - $0.66 per currently outstanding North Shore common share[1]

- 2009 partial dividend of $0.20 - $0.21 per currently outstanding North Shore common share
- Equates to annual yield of 7.9% - 8.2% until stock price target is met[1]
- Stock price target is 6% per year of the IPO price of $8.00
- Collateralized by 280,000 shares of SSME owned by SSME Chairman (approximately 2% of SSME shares) valued at $26.5 mm or over 1.5x of the dividend payout amount[2]

Attractive valuation

- Equity value represents 40% discount and TEV represents 15% discount to valuation by Shinhan Accounting Corporation, a member firm of RSM International
- Implied purchase price of $98 million versus $164 million valuation

Deal support from SSME

- SSME is willing to buy up to 40% of North Shore Common Stock
- SSME has agreed to purchase at least 1,400,000 warrants as a condition to closing

1 Assumes that no additional shares of North Shore Common Stock are issued. If shares of Common Stock are issued , the dividends and yields per share shall be reduced.
2 Valuation done by Shinhan Accounting Corporation, a member firm of RSM International

SUNGDONG

North Shore Management Team (post closing)

Hwi-Young Jung, CEO and Director

- Chief Executive Officer and Executive Director of SEM since January 2006
- Executive Director of SSME Planning Department since January 2003
- Chief Executive Officer of Sungdong Kastech from March 2005 and Sungdong Heavy Industries from June 2002 until merger with SSME (June 2008)
- BS, Dongguk University

Sang-Chul Kim, Director

- Chairman of North Shore since August 2009
- Chairman of SF Investment, an investment company, and SoftForum Co., Ltd., a web and desktop software company (June 2005 to date)
- Chairman of WIZIT, a metering hardware, semiconductor and LCD components manufacturer (June 2004 - May 2005)
- Chief Executive Officer of Kumho Metertech (February 1997 - January 2004)
- BA, Dankook University

Tiger Y.W. Kim, CFO and Director

- Over 25 years of experience in investment banking and corporate M&A
- Advisor to Sungdong Group since March 2007
- Managing Partner of Trident Investment Limited, a financial advisory firm in Korea since July 2002
- President and CEO of Korea Corporate Restructuring Corp., from 1999 to 2002
- Managing Director at Hannuri Salomon Investment & Securities, executive director at Peregrine Capital Hong Kong, representative and director at Morgan Stanley Korea and Salomon Brothers Korea
- BA in Business Administration, Sogang Jesuit University

Soo-Bum Kang, Director

- Director of Planning & Coordination Division at Bumwoo Co., Ltd., an environmental waste treatment company since August 2000
- Director of Planning & Coordination Division at Haesung Co., Ltd., fertilizer manufacturing company since January 2002
- Chief Executive Officer at Haejoo Co., Ltd., a steel blasting company for shipbuilding since Septmeber 2008
- Financial analyst, private equity group at Salomon Smith Barney, Boston, (1999)
- BS, Clarkson University



3 Valuation

Implied Valuation

	Implied Purchase Price [1]		RSM Valuation [1][2]
Total Purchase Price for 52.26%	**$98,023,694**	40% discount	**$163,759,570**
Implied Equity Value of SDI	$187,552,439		$313,327,374
Less: Cash	41,717,442		41,717,442
Pre-Money Equity Valuation	$145,834,997		$271,609,933
Net Debt [3]	405,837,696 [4]		377,173,036 [5]
TEV	$551,672,693		$648,782,969

EBITDA (including SSME) [3]		Total	
LTM EBITDA		$96,811,271	
2009E EBITDA		$129,954,275	
Multiples of EBITDA			
LTM EBITDA	5.70x		6.70x
2009E EBITDA	4.25x		4.99x
Price per NS Share (post transaction)	$6.41		$10.72
Price on a Fully-Diluted Basis [6]	$5.41		$9.05

2009(E) Sum of the Parts [2]	SDI	SSME [1]	Total [1]
TEV	$285,107	$363,676	$648,783
Net Debt [3]	250,726	126,447	377,173
Equity Value	$34,381	$237,229	$271,610

(1) Includes 18.87% interest in SSME (17.53% if SSME's treasury stocks are included)

(2) Based on valuation using 2009(E) Korea GAAP financials done by Shinhan Accounting Corp., a member firm of RSM International

(3) Includes debt from affiliates, loan to affiliates and short-term loans to Hong Jun Jung (Pledgor)

(4) Net debt as of June 2009

(5) Includes anticipated debt reduction by December 2009

(6) Based on treasury stock method assuming a $7.75 market price of NSAQ as of Oct. 13, 2009; Does not include underwriter's 420,000 UPOs.

SUNGDONG

Public Company Comparables

Source: Bloomberg, as of Oct 16, 2009

Company	Vessel Type	Stock Exchange	Stock Price	Market Cap (USD mm)	Net Debt (USD mm)	Enterprise Value (USD mm)	EV/EBITDA 2009 (E)
Hanjin Heavy Industries & Construction	Conventional vessel	Korea	KRW 23,250	955	1,712	2,667	4.7x
Hyundai Mipo Dockyard Co. Ltd.	Conventional vessel	Korea	KRW 115,000	1,976	(850)	1,126	1.9x
STX Offshore & Shipbuiling Co. Ltd.	Conventional vessel	Korea	KRW 14,400	891	1,033	1,923	8.5x
Keppel Corp. Ltd.	Specialty vessel	Singapore	SGD 8.40	8,711	1,236	9,947	9.4x
Jaya Holdings Ltd.	Specialty vessel	Singapore	SGD 0.44	240	192	432	13.1x
						Mean	***7.5x***
						Median	***8.5x***

Sungdong Industries Co., Ltd.	Specialty vessel & welding machine	**Purchase Price**	**4.25x**

SUNGDONG

Post-Closing Cap Table

SDI	Pre-Acquisition		Post-Acquisition			
			0% redeem		10% redeem	
	Stock	%	Stock	%	Stock	%
SDI existing shareholders						
Hwi Young Jung (Stockholder)	11,000	55.00%	3,278	12.74%	3,278	13.09%
Hong Jun Jung (Pledgor)	5,000	25.00%	5,000	19.44%	5,000	19.97%
Jong Soon Kim	4,000	20.00%	4,000	15.55%	4,000	15.98%
Total SDI	20,000	100.00%	**12,278**	**47.74%**	**12,278**	**49.04%**
North Shore						
Voting Preferred	-	-	5,721	22.24%	5,039	20.12%
Common stock	-	-	7,722	30.02%	7,722	30.84%
Total North Shore	-	-	**13,443**	**52.26%**	**12,761**	**50.96%**
SDI Total	20,000	100.00%	25,721	100.00%	25,039	100.00%

NSAQ	Pre-Acquisition				Post-Acquisition (0% redeem) [1]					
	Stock	%	Warrant	%	Stock	%	Warrant	%	Fully Diluted	%
NSAQ existing shareholders										
Public	6,353,000	80.00%	6,353,000	79.88%	6,353,000	41.57%	4,953,000	62.28%	11,306,000	48.66%
Sang Chul Kim and Others	1,588,250	20.00%	1,600,000	20.12%	1,588,250	10.39%	1,600,000	20.12%	3,188,250	13.72%
Total NSAQ	7,941,250	100.00%	7,953,000	100.00%	**7,941,250**	**51.96%**	**6,553,000**	**82.40%**	**14,494,250**	**62.38%**
SDI										
Hwi Young Jung (Stockholder)	-	-	-	-	7,341,102	48.04%	0	0.00%	7,341,102	31.59%
SSME	-	-	-	-	0	0.00%	1,400,000	17.60%	1,400,000	6.03%
Total SDI and affiliates	-	-	-	-	**7,341,102**	**48.04%**	**1,400,000**	**17.60%**	**8,741,102**	**37.62%**
NSAQ Total	7,941,250	100.00%	7,953,000	100.00%	15,282,352	100.00%	7,953,000	100.00%	23,235,352	100.00%

(1) Does not include underwriter's 420,000 UPOs.

SUNGDONG



4 Operations Overview: SDI

Overview of the Sungdong Group

State of the Art Facilities and Advanced Technology Provide Competitive Advantage

- 415 research & development staff specializing in Very Large Crude Carrier (VLCC), Liquefied Natural Gas (LNG) carriers and offshore vessels designs
- Patented on land skid system results in 33% time savings and 53% construction cost savings

Fully integrated network with SSME, SDI, SEM and Sundong Steel

- Sharing sales, marketing, and procurement networks and resources
- Complements each other by building expertise in respective fields and creating synergy

SSME is one of the world's top shipyards

- $2B expected revenue in 2009; 4th largest in the world by capacity[1]; 9th largest in the world by orderbook (DWT)[1]
- Saga of unprecedented growth – zero to global top 10 in 5 years
- 5%+ global market share in core segments of the markets[1]
- SSME is currently in process of preparing for 2010 IPO (lead-managed by RBS ABN Amro and UBS)

[1] Clarkson Research Services



Key Milestones Since Inception

CREATION + INITIAL STAGE OF DEVELOPMENT

1991
- Sungdong Industries Co., Ltd established
- Designated as an official supplier to Hyundai Heavy

1992
- Designated as an official supplier to Daewoo S.B. & Samsung Heavy

2001
- Sungdong Heavy Industries ("SDHI") established

2003
- SSME established

2008.7
- Merger between SSME & three other affiliates

SECOND STAGE GROWTH

2008.3 – 2009.6
- 1st phase upgrade of Masan Yard completed
  - ✓ Vessel capacity from 10,000 DWT to 30-50,000 DWT
  - ✓ Installation of on-land skids, automated panel assembly lines

Busan Plant

Masan Yard

March 2008 Take-over of Masan Yard

KOREA TACOMA

1972
- Masan Yard established as a joint venture between Tacoma USA (55%) and the South Korean government (45%)

1972 - 1991
- Track record of building over 600 ships of over 60 kinds

MASAN YARD – HANJIN HEAVY

1992
- Ownership transferred to Hanjin Group
- Started production of specialized commercial vessels

1992-2007
- Built over 710 ships of 34 kinds including battleships, hovercraft, jet foils, etc.

Mission:

"GLOBAL NO. 1 IN SPECIALTY VESSELS IN 5 YEARS"

Management Team with Proven Track Record

- Seasoned management team with an average of 27 years industry experience
- One of the few non-labor union workforce with no major production disruptions
- Founder/Chairman Jung, Hong Jun
  - Built SSME ($2B revenue expected in 2009) into global top 10 ship yard in 5 years
  - Worked closely with R&D divisions at Big 3 shipyards (Samsung, Hyundai and Daewoo)
  - Well-positioned to transform SDI into a global leader in specialty vessels
- Senior Management Team

Name	Department	Years in Industry	Prior Employment
Jung, Hong Jun	Chairman	25 years	Sungdong Industries
Yoo, Jae Kwang	Busan Plant	16 years	Hyundai Heavy Industries
Um, Jae Hong	President & COO	32 years	Hanjin Heavy Industries
Kim, Hwa Sup	Production	30 years	Hanjin Heavy Industries
Lee, Jong Man	Production	28 years	Samsung Heavy Industries
Song, Tae Ho	Finance & Procurement	30 years	Hanjin Heavy Industries

Existing Business: Steady Growth Provider

(1) Welding Machines/Robots

- Industry leader with approximately 20% market share in 2008[1]
- Sales to the top three shipbuilders (Hyundai, Samsung and Daewoo) accounted for 53% of welding sales in 2008
- Welding machines and robots provide stable growth business
  - Resilient demand despite slowdown in global shipbuilding industry
  - Migration trend to new generation welding robots





[1] Source: SDI estimates

Existing Business: Steady Growth Provider

(2) Conventional Ship Building Equipment and Blocks

- Market leadership and expertise building large sized floating docks
- Interim products to shore up sales and facilities utilization until the complete transformation of Masan Yard to a full scale specialty vessel manufacturing base
- Despite significant demand from other shipbuilders, SSME accounts for the vast majority of sales as priority is placed on servicing SSME's demand
- Upon completion of 1st phase upgrade of Masan Yard in June 2009, approximately $29.8 million new orders secured in July - August; additional $19.8 million new orders contracted in September with delivery targets in 2010 (Refer to Appendix Slide 34)

Mega-block



Floating Dock



Deck Houses



SUNGDONG

New Business: Leverage Masan Yard to Enter Higher Margin Niche Markets

(3) Specialty Vessels ("SV")

- Main products:
  - Tuna purse seiners; Self-propelled barges; Dredging ships; Specialty chemical ships
  - High speed jet foils; Coastguard patrol ships; Battle ships
- High margins driven by limited competition and highly customized orders
  - The Company estimates operating margins of SVs in its pipeline will be 20-30%
- Competitive advantages:
  - Key management and field managers with significant experience in specialty shipbuilding at Masan Yard prior to acquisition
  - Only Korean shipyard with specialty vessel expertise and R&D customization capability
- Currently in negotiations for $489 million new orders with a diverse group of potential customers including fisheries, defense agencies, logistics companies and chemical companies (Refer to Appendix Slide 35)

Purse Seiner



Coast Guard Patrol Ship



High-Speed Ferry



Dredging Ship



SUNGDONG

New Business: Leverage Masan Yard to Enter Higher Margin Niche Markets

(4) Offshore Support Vessels ("OSV")

- Limited domestic competition
  - Korean yards' dominance and focus currently limited to larger, up-market ships
- Technological capabilities and management experience provide competitive advantage
  - Leveraging SSME's R&D Center for OSV design and customization
- Growing demand for OSVs driven by shift from land/coastal drilling to deep sea/arctic drilling
  - Deep sea drilling operations moving towards larger, more specialized and technically sophisticated OSVs
- High margin business
  - Industry-wide operating margins of 20-50%

Builder	Country	Current Orderbook	2008 Sales (USD mm)	Market Cap. (USD mm)	Gross Margin	2008 Operating Margin
ABG Shipyard	India	32	304.8	232.2	40.3%	22.8%
Jaya Holdings	S'pore	9	212.2	231.7	51.1%	49.5%

Source: Public Company Filings; 2008 numbers; Market Cap. as of Oct. 9, 2009
Applied exchange rate (2008 rate per 1US$): 48.58INR, 1.44SGD, 6.98NOK

AHTS (Anchor Handling Tug/Supply Vessel)



Towage of offshore platform
Installation of anchors

PSV (Platform Supply Vessel)



Transportation of offshore equipment & material

SUNGDONG



5 Shipbuilding Industry Overview

Shipbuilding Industry Overview

- Technical indicators show signs of bottoming out
  - Opportunity to enter ship building market at historic lows

Historical EV/EBITDA Multiple


40.0
30.0
20.0
10.0
0.0
2007/01/15
2007/07/15
2008/01/15
2008/07/15
2009/01/15
2009/07/15
HHI
SHI
DSME
HMDY
Hanjin H.I.

Source: Bloomberg

- Indications of recovery in key markets
  - Growth of global economy: -1.4% in 2009 → 2.6% in 2010, forecast by IMF (July 2009)
    - Continued growth of BRICs economies, e.g. China (7.2% in 2009)
  - Sea-borne trade volume: -4.2% in 2009 → 5.9% in 2010, forecast by Market Strategies International (August 2009)
  - 'Survivor's Effect' materializing among selected builders
    - New order taking resumed

South Korea Is Dominant In The Global Shipbuilding Industry

Leading market position of South Korean yards…

Global top 10 shipyards by orderbook (mDWT)



40
30
20
10
0
Hyundai H.I.
Daewoo SB
Samsung H.I.
STX Shipbuild.
Dalian Shipbld. Ind.
Jiangsu Rongsheng
Hyundai Samho
Jiangnan Changxing
Sungdong
Hyundai Mipo

Source: Clarkson Research Services as of July 2009

Shipbuilding Market Dominance



Drill ships
Korea
Other
LNG Carriers
Korea
Other
Japan
Europe

Source: Clarkson Research Services as of September 2009

…built upon key competitive strengths

Higher productivity and efficiency vs. Chinese shipbuilders

Track record of on-time delivery and quality; High customer satisfaction and repeat orders

"Flight to Quality"

Superior technology in high-end, next generation vessels technology

… Korea's market leadership is likely to continue in coming decades

Key Trends Support Growth in SV/OSV Market

Commercial Vessels

Specialty Vessels

International seaborne trade irreplaceable in the long run

Replacement demand & emergence of non-traditional ship owners

Increasing demand for larger, faster, smarter, more fuel-efficient "green" ships

Enhanced offshore drilling and extreme environment driving demand for customization and strong R&D

Demand for specialty vessels is resilient to economic downturns

SUNGDONG



6 Financials

Financial Summary (in USD)

in USD ($ in 000s)	2006 [1]	2007	2008	LTM 6/09	Six Months ended 6/30/08	Six Months ended 6/30/09
Exchange rate (USD:KRW)	*955.5*	*929.2*	*1,102.60*	*1,281.29*	*986.09*	*1,350.93*
Net Sales	**27,530**	**74,353**	**173,870**	**184,696**	**54,460**	**73,019**
SDI	**25,784**	**30,730**	**76,954**	**107,379**	**20,487**	**53,990**
SEM	**1,746**	**43,623**	**96,916**	**77,317**	**33,973**	**19,029**
Growth (y/y)	-	*170.1%*	*133.8%*	-	-	*34.1%*
Gross Profit	**7,748**	**17,602**	**26,011**	**29,114**	**8,310**	**12,449**
Operating Expense	1,800	3,926	8,203	8,939	3,701	4,485
Operating Profit	**5,948**	**13,676**	**17,808**	**20,174**	**4,609**	**7,964**
Plus: Depreciation and amortization	330	1,404	7,175	10,833	2,613	6,326
EBITDA	**6,278**	**15,081**	**24,983**	**31,007**	**7,222**	**14,290**
SDI	6,609	13,077	15,723	21,705	3,840	10,557
SEM	-331	2,004	9,260	9,302	3,382	3,733
Growth (y/y)	-	*140.2%*	*65.7%*	-	-	*97.9%*
Interest Expenses - net	2,767	1,325	9,984	13,073	3,097	6,511
Net Income	8,568	41,106	-15,838	-1,367	-14,627	953
Adjusted Net Income[2]	**8,568**	**12,947**	**3,555**	**-31**	**5,321**	**953**

(1) 2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.

(2) Adjusted non-operational, one-off accounting with no impact on SDI's cash flow / operation from "Loss on exchange of equity investments in affiliates"(2008) and "Gain on deconsolidation of subsidiaries"(2007); For reconciliation table, see slide 38

SUNGDONG

Financial Highlights – Net Sales (in millions)


Net Sales (USD)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$27.5
$74.4
$173.9
$184.7
$54.5
$73.0
+170%
+134%
+34%
2006*
2007
2008
LTM
1H08
1H09


Net Sales (KRW)
₩250,000
₩200,000
₩150,000
₩100,000
₩50,000
₩0
₩26,305
₩69,089
₩191,709
₩236,649
₩53,702
₩98,644
+163%
+177%
+84%
2006*
2007
2008
LTM
1H08
1H09

*2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.

SUNGDONG

Financial Highlights – EBITDA (in millions)



EBITDA (USD)
$35
$30
$25
$20
$15
$10
$5
$0
$6.3
$15.1
$25.0
$31.0
$7.2
$14.3
+140%
+66%
+98%
2006*
2007
2008
LTM
1H08
1H09



EBITDA (KRW)
₩40,000
₩30,000
₩20,000
₩10,000
₩0
₩5,999
₩14,013
₩27,546
₩39,730
₩7,122
₩19,305
+134%
+97%
+171%
2006*
2007
2008
LTM
1H08
1H09

*2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.

SUNGDONG


HSV-X1

7 Conclusions

SDI: A Compelling High-Growth Investment Opportunity

Steady growth of core products (welding machine & shipbuilding equipment)

Management competence for transforming SDI to the global leader in specialty vessels

Equity holdings in complementary affiliates represents high growth investment opportunity

Attractive transaction economics and dividend



Appendix

Order Details for 2009

ITEM	DATE OF CONTRACT	DELIVERY DATE	TONNAGE	AMOUNT (US$ 000)	VESSEL TYPE
DECK HOUSE	2009-07-29	1H 2010	2,518	5,175	115K COT, 92K, 180K B/C
ENGINE CASING	2009-07-29	1H 2010	997	2,020	115K COT, 92K, 180K B/C
STEM	2009-05-13		27,530	14,717	92K B/C
STERN	2009-07-29		11,018	6,743	170K B/C
PAINTING	2009-08-17		748	90	
DOUBLE BOTTOM	2009-09-08		1,748	1,012	
DECK HOUSE	2009-09-29	2H 2010	3,698	14,642	115K, 158K COT, 92K, 180K B/C
ENGINE CASING	2009-09-29	2H 2010	1,567	5,161	115K, 158K COT, 92K, 180K B/C
Total			**49,824**	**49,560**	

USD $1=KRW 1,160

SUNGDONG

Ongoing Discussions with Specialty Vessels Customers

	Customer	Item	Status	Weight (ton)	Q'ty.	Price (US$ mm)
Shipbuilding	D Fishery	Purse seiner	In final price negotiation	2,000	2+2	86.2
Shipbuilding	S Fishery	Purse seiner	Negotiations on Specification	2,000	2+2	10.3
Shipbuilding	S International	Purse seiner	Negotiations on Specification	2,000	2+2	86.2
Shipbuilding	K Logistics.	Self-propelled barge	Price negotiations to be completed in October; Contract by year end 2009	9,000	2	60.3
Shipbuilding	K Logistics.	Self-propelled barge (Submersible)		9,000	2	120.7
Shipbuilding	Denmark	4.5K B/C	In price Negotiation	2,000	2	14.0
Shipbuilding	Bulgaria	6K AT/C	In price Negotiation	2,400	4	112.0
Total						489.7

SUNGDONG

North Shore Acquisition Corporation Overview

- Special Purpose Acquisition Company trading on the OTCBB under the ticker symbols:
  - Common stock: NSAQ
  - Units: NSAQU
  - Warrants: NSAQW
- Raised approximately $49.7 million of net proceeds through its IPO in December 2007
  - Each unit consists of one share of common stock and one warrant with an exercise price of $5.00
- Current cash in trust of $49.7 million in investments held in a trust account million or $7.82 per share as of June 30, 2009
- Filed preliminary proxy statement on October 2, 2009

Financial Summary (in KRW)

in KRW mm	2006 (1)	2007	2008	LTM 6/09	Six Months ended 6/30/08	Six Months ended 6/30/09
Net Sales	**26,305**	69,089	191,709	236,649	53,702	98,644
SDI	**24,635**	**28,554**	**84,848**	**137,584**	**20,202**	**72,937**
SEM	**1,670**	**40,534**	**106,859**	**99,065**	**33,500**	**25,707**
Growth (y/y)	-	*162.6%*	*177.5%*	-	-	*83.7%*
Gross Profit	**7,403**	**16,356**	**28,680**	**37,303**	**8,194**	**16,818**
Operating Expense	1,720	3,648	9,045	11,453	3,650	6,059
Operating Profit	**5,683**	**12,708**	**19,635**	**25,850**	**4,545**	**10,759**
Plus: Depreciation and amortization	315	1,306	7,911	13,880	2,577	8,546
EBITDA	**5,999**	**14,013**	**27,546**	**39,730**	**7,122**	**19,305**
SDI	6,315	12,151	17,336	27,812	3,787	14,262
SEM	-316	1,862	10,210	11,919	3,335	5,043
Growth (y/y)	-	*133.6%*	*96.6%*	-	-	*171.1%*
Interest Expenses - net	2,644	1,231	11,008	17,167	3,054	8,796
Net Income	8,187	38,196	-17,463	-1,752	-14,424	1,287
Adjusted Net Income (2)	**8,187**	**12,030**	**3,920**	**-40**	**5,247**	**1,287**

(1) 2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.

SUNGDONG

Adjusted Net Income Reconciliation

in USD ($ in 000s)	2006 (1)	2007	2008	LTM 6/09	Six Months ended 6/30/08	Six Months ended 6/30/09
Exchange rate (USD:KRW)	*955.5*	*929.2*	*1,102.60*	*1,281.29*	*986.09*	*1,350.93*
EBITDA	**6,278**	**15,081**	**24,983**	**31,007**	**7,222**	**14,290**
Operating Profit	5,948	13,676	17,808	20,174	4,609	7,964
Interest Expenses – net	2,767	1,325	9,984	13,073	3,097	6,511
Net Income	**8,568**	**41,106**	**-15,838**	**-1,367**	**-14,627**	**953**
Losses from affiliates equity method accounting	0	-28,159	19,393	1,336	19,948	0
Adjusted Net Income(2)	**8,568**	**12,947**	**3,555**	**-31**	**5,321**	**953**

(1) 2006 results exclude Sungdong Heavy Industries Co., Ltd., Sungdong Kastech Co., Ltd., Sungdong Logistics Co., Ltd.

SUNGDONG

Shipbuilding Process



Bidding phase
Inquiry
Project
Contract
Design phase
Basic design
Detailed design
Building procedures
Production phase
Order placing
Production design & planning
Warehouse & parts control
Outsourcing control
Work planning & preparation
Pre-outfitting
Fabrication (2D & 3D)
Assembly
Erection & outfitting
Programming of automated facilities
Launching
Finishing & outfitting
Sea Trials
Delivery
After-care

SUNGDONG

Shipbuilding Contract Structure

- Contracts typically consist of an advanced payment of 20% of the contract value at signing and installment payments thereafter upon completion of specific payment milestones that are standard for the industry and pre-agreed with the customer, including:
  - Steel cutting
  - Laying of the keel
  - Launching of the vessel
  - Delivery of the vessel to the customer after testing and sea trials

Payment Schedule


20%
Signing of the contract
Planning, design and procurement
20%
Pre-treatment of steel
Assembly of prefabricated units and blocks
20%
Keel-laying and grand assembly on slipway
20%
Launching
Outfitting, testing and sea trials
20%
Delivery

SUNGDONG

Dividend Payment Schedule

- North Shore shall receive collateralized dividends on SDI preferred stock by March of the following year as follows[1]:
  - 4% of the cash consideration with respect to FY2009
  - 12.5% of the cash consideration with respect to each subsequent year until 2013 (unless continued as set forth below)
- North Shore shall issue dividends on the 10th calendar day after receipt of funds by North Shore to its common stockholders (other than the SDI stockholders) as follows (such amounts are based on the number of shares currently outstanding):
  - Dividend payment of $0.21 [2] (Annualized dividend yield of 10.5%) [3]
  - Dividend payment of $0.66 through at least 2012 [2] (Annualized dividend yield of 8.2%) [3]
  - Dividend payment will continue in 2013 and thereafter if NSAQ common share price does not exceed 6% × number of years elapsed from the Closing Date

    e.g. Year 2013 - 24% above $8.00, or $9.92

    Year 2014 - 30% above $8.00, or $10.40
  - SDI preferred stock converts to common stock when NSAQ price target is achieved

[1] Hong Jun Jung (Pledgor) will provide 280,000 shares of SSME as collateral for the dividend payment (1.5x value of total dividend payment)

[2] Assumes no conversion (in case of maximum allowed conversion: $0.20 of 10.1% for 4Q 2009 and $0.63 of 7.9% for each subsequent year)

[3] Based on the NSAQ IPO price of $8.00 and based on the number of shares of North Shore Common Stock currently outstanding. These dividend payments and dividend yields per share of North Shore Common Stock would be reduced to the extent North Shore issues additional shares of Common Stock.